UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1997


                  INVESTMENT INCOME PROPERTIES OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  33-95758                    65-0544042
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)


       950 North Federal Highway, Suite 219, Pompano Beach, Florida 33062
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (954) 783-2004

________________________________________________________________________________
          (Former name or former address, if changed since last report)

                  Investment Income Properties of America, Inc.
                                    Form 8-K
                                      Index

Item 2. Acquisition or Disposition of Assets

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            a.    Independent Auditors' Report

                  Historical Statement of Income and Direct Operating Expenses and Note

            b. Pro Forma Statement of Operations for the Year Ended December 31, 1996 (unaudited)

                  Pro Forma Statement of Operations for the Six Months Ended June 30, 1997 (unaudited)

            c.    Exhibits

                  10.1 Purchase Contract for 950 Professional Building*

                  10.2 Property Management Agreement for the 950 Professional Building, Pompano Beach, Florida.*

                  *To be filed by amendment


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

Item 2. Acquisition or Disposition of Assets.

      On June 30, 1997, Investment Income Properties of America (the "Company") purchased the 950 Professional Building, a three story office complex consisting of 40,000 square feet, having an address of 950 North Federal Highway, Pompano Beach, Florida (the "Property"). The Company purchased the Property for $2,600,000. The purchase was financed through a purchase money mortgage of $2,080,000 and funds provided through loans by individuals who also own shares in the Company. The mortgage bears interest at 1% below the prime rate, is payable monthly and is collateralized by the property. During any time the mortgage is outstanding, the seller has the option to convert the mortgage and note to common stock of the Company. Title to the Property was conveyed by a fee simple warranty.

      The Property consists of 31 rental suites 29 of which are currently leased to 29 tenants that are engaged in a variety of businesses, including financial services, investment banking, publishing, computer technology, health care services, accounting and law. The suites provide for a combined total of 26,000 square feet of rentable area. The Company purchased the Property from a third party, unaffiliated with the Company, that had owned the Property and leased office space thereon for the past 28 years. The Company will use one suite on the Property as its corporate headquarters and continue to use the remainder of the Property as office building rental or leasing space.

      In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company will pay Professional Realty and Management Services, Inc. ("PRMS"), an affiliate of the Company, a property acquisition fee of 4% of the purchase price of the Property or $104,000 when the equity for the acquisition of the property is fully raised. PRMS will serve as property manager for the Property and will be paid a monthly management fee equal to 5% of the gross revenues of the Property.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INVESTMENT INCOME PROPERTIES OF
                                                       AMERICA, INC.


                                     By: /s/ Fredric B. Layne
                                        ---------------------------------------
                                     Fredric B. Layne, President/CEO  Dated:

                               GRANT THORNTON LLP
                           200 East Broward Boulevard
                                   Suite 2000
                          Ft. Lauderdale, FL 33301-1915

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Investment Income Properties of America, Inc.

We have audited the accompanying Historical Statement of Income and Direct Operating Expenses exclusive of items not comparable to the proposed future operations of the property of 950 Professional Building located in Pompano Beach, Florida, for the year ended December 31, 1996. This statement is the responsibility of the management of Investment Income Properties of America, Inc., Betty A. Ginsburg, and 950 Professional Management Company. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement referred to above presents fairly, in all material respects, the operating income and direct operating expenses described in Note A of the 950 Professional Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Grant Thornton LLP

Fort Lauderdale, Florida
May 17, 1997 (except Note A which is dated June 30, 1997)

HISTORICAL STATEMENT OF INCOME AND DIRECT OPERATING
                EXPENSES EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE
                   PROPOSED FUTURE OPERATIONS OF THE PROPERTY

                                       December 31, 1996


Income
    Rental and other income                                   $  303,805

Direct operating Expenses (Note A)
    Administrative and other                                       2,695
    Insurance                                                     11,889
    Repairs and maintenance                                       44,266
    Property taxes                                                35,824
    Utilities                                                     49,131
                                                              ----------

        Total direct operating expenses                          143,805
                                                              ----------

        Operating income exclusive of items not
          comparable to the proposed future
          operations of the property                          $  160,000
                                                              ==========

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION

            950 Professional Building is a 31 unit business office complex located in Pompano Beach, Florida. Usable office space totals approximately 25,500 square feet. On June 30, 1997, Investment Income Properties of America, Inc. (the "Company") purchased this office complex for $2,600,000. The purchase was financed through a purchase money mortgage of $2,080,000 and funds provided through loans by individuals who also own shares in the Company. The mortgage bears interest at 1% below the prime rate, is payable monthly, and is collateralized by the property. During any time the mortgage is outstanding, the seller has the option to convert the mortgage and note to common stock of the Company.

      In accordance with Rule 3.14 of the Regulation S-X of the Securities and Exchange commission, the statements of income and direct operating expenses exclude interest income and expenses not considered comparable to those resulting form the proposed future operations of the property. Excluded expenses are depreciation, legal fees, accounting fees and management fees.

Investment Income Properties of America, Inc.

                         PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)

      The following unaudited Pro Forma Statement of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997, are presented as if (a) the Company had owned the property acquired in 1997 on January 1, 1996, and January 1, 1997; (b) the Company had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no Federal or Florida income tax expense during the year; and (c) rental expenses have been adjusted to reflect property management expense based on the Company's contractual arrangement, depreciation, taxes, and insurance based on the new basis in the property for each period presented. No Pro Forma balance sheet has been presented since the acquisition occurred prior to June 30, 1997.

      Pro Forma information is not necessarily indicative of what the Company's financial position or results of operations actually would have been if these transactions had in fact occurred on the dates indicated.

                         Investment Income Properties of America, Inc.

                              PRO FORMA STATEMENTS OF OPERATIONS

                             For the Year Ended December 31, 1996
                                          (Unaudited)

                                    Historical       950
                                   Statement of  Professional    Pro Forma         Total
                                    Operations     Building     Adjustments      Pro Forma
                                    ----------     --------     -----------      ---------
Revenue
  Rental income and other income    $      --     $ 303,805     $      --        $ 303,805

Expenses
  Utilities                                --        49,131            --           49,131
  Repairs and maintenance                  --        44,266            --           44,266
  Property taxes and insurance             --        47,713        (7,317)(2)       40,396
  Property management                      --            --        15,190(3)        15,190
  Advisory fee                             --            --        25,637(4)        26,637
  Depreciation                             --            --        65,736(1)        65,736
  Interest expense                     40,165            --       153,791(5)       193,956
  General and administrative          528,254         2,695         2,305          533,254
                                    ---------     ---------     ---------        ---------

  Total expenses                      568,419       143,805       255,342          967,566
                                    ---------     ---------     ---------        ---------

  Income (loss) before interest
      income and taxes               (568,419)      160,000      (255,342)        (663,761)

Interest income                         1,120            --            --            1,120
                                    ---------     ---------     ---------        ---------

  Income (loss) before taxes         (567,299)      160,000      (255,342)        (662,641)

Income tax expenses                       392            --            --              392
                                    ---------     ---------     ---------        ---------

  Net income (loss)                 $(567,691)    $ 160,000     $(255,342)       $(663,033)
                                    =========     =========     =========        =========

Net loss per share                  $   (6.58)                                   $   (7.69)
                                    =========                                    =========

Weighted average number
  of shares outstanding                86,236                                       86,236
                                    =========                                    =========

                         Investment Income Properties of America, Inc.

                               PRO FORMA ADJUSTMENTS (UNAUDITED)

                                       December 31, 1996

1)    To record utility cost for the six months ended June 30, 1997.

2)    To record repairs and maintenance to reflect six months of expense.

3)    To record property taxes and insurance for new basis in property

4) To record property management fee for new contractual basis. The management fee is based on 5% of annual gross collected revenues.

5) To reflect new asset management fee. This fee will be paid quarterly equal to .1% to .25% of "Total Contributions" with a minimum of $25,000 per year is the Minimum Offering 9$10,000) is sold. For purposes of this pro forma, the Minimum Offering will be assumed.

6) To record depreciation for new depreciable basis in property of $2,563,716. Depreciation was provided for using the straight-line method over an estimated life of 39 years.

7) To adjust general and administrative expenses to reflect six months of expense.

8)    To record interest expense from the mortgage on the property acquired.

                  Investment Income Properties of America, Inc.

                       PRO FORMA STATEMENTS OF OPERATIONS

                     For the Six Months Ended June 30, 1997
                                   (Unaudited)

                                    Historical
                                   Statement of    Pro Forma         Total
                                    Operations    Adjustments      Pro Forma
                                    ----------    -----------      ---------
Revenue
  Rental income and other income    $      --     $ 151,903        $ 151,903

Expenses
  Utilities                                --        24,566(1)        24,566
  Repairs and maintenance                  --        22,133(2)        22,133
  Property taxes and insurance             --        20,458(3)        20,458
  Property management                      --         7,595(4)         7,595
  Assessment management fee                --        12,500(5)        12,500
  Depreciation                             --        32,868(6)        32,868
  General and administrative          412,644         2,500(7)       415,144
  Interest expense                     40,217        77,071(8)       117,288
                                    ---------     ---------        ---------

  Total expenses                      452,861       199,691         (652,552)
                                    ---------     ---------        ---------

  Loss before interest
      income and taxes               (452,861)      (47,788)        (500,649)

Interest income                           980            --              980
                                    ---------     ---------        ---------

  Loss before taxes                        --            --               --

Income tax expenses                        --            --               --
                                    ---------     ---------        ---------

  Net (loss)                        $(451,881)    $ (47,788)       $(499,669)
                                    =========     =========        =========

Net loss per share                  $   (3.66)                     $   (4.05)
                                    =========                      =========

Weighted average number
  of shares outstanding               123,400                        123,400
                                    =========                      =========

                  Investment Income Properties of America, Inc.

                        PRO FORMA ADJUSTMENTS (UNAUDITED)

                                  June 30, 1997

1)    To record utility cost for the six months ended June 30, 1997.

2)    To record repairs and maintenance to reflect six months of expense.

3)    To record property taxes and insurance for new basis in property.

4) To record property management fee for new contractual basis. The management fee is based on 5% of annual gross collected revenues.

5) To reflect new asset management fee. This fee will be paid quarterly equal to .1% to .25% of "Total Contributions" with a minimum of $25,000 per year is the Minimum Offering ($10,000,000) is sold. For purposes of this pro forma, the Minimum Offering will be assumed.

7) To adjust general and administrative expenses to reflect six months of expense.

8)    To record interest expenses from the mortgage on the property acquired.

                  INVESTMENT INCOME PROPERTIES OF AMERICA, INC.

                                    FORM 8-K

                                  Exhibit Index
                                                                        Page No.
                                                                        --------

Exhibit 10.1     Purchase Contract dated May 20, 1997
                 pertaining to the 950 Professional Building
                 Pompano Beach, Florida.*

Exhibit 10.2     Property Management Agreement for the
                 950 Professional Building, Pompano Beach, Florida.*

*To be filed by amendment


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